OPTIMUM FUND TRUST
Optimum Fixed Income Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional
Information dated July 29, 2006

On May 24, 2007, Thomas H. Chow, Roger A. Early, Wen-Dar Chen, and Victor Mostrowski joined the portfolio management team with responsibility for making the day-to-day investment decisions for Delaware Management Company’s share of the Optimum Fixed Income Fund’s assets.

The following information replaces the section entitled "PORTFOLIO MANAGERS—A. Other Accounts Managed—Fixed Income Fund—The Manager" on page 51 of the Fund’s Statement of Additional Information.

			No. of Accounts	Total Assets in
			with	Accounts with
	No. of	Total Assets	Performance-	Performance-
	Accounts	Managed	Based Fees	Based Fees
The Manager		As of May 25,
		2007
Roger A. Early
Registered Investment	16	$6.7 billion	--	$ --
Companies
Other Pooled Investment	1	$13.5 million	--	$ --
Vehicles
Other Accounts	2	$750.4 million	--	$ --
Thomas H. Chow
Registered Investment	20	$8.5 billion	--	$ --
Companies
Other Pooled Investment	1	$13.5 million	--	$ --
Vehicles
Other Accounts	2	$1.0 billion	--	$ --
Philip R. Perkins
Registered Investment	5	$3.5 billion	--	$ --
Companies
Other Pooled Investment	0	$ --	--	$ --
Vehicles
Other Accounts	1	$815 million	--	$ --
Paul Grillo
Registered Investment	11	$3.8 billion	--	$ --
Companies
Other Pooled Investment	1	$13.5 million	--	$ --
Vehicles
Other Accounts	15	$1.8 billion	--	$ --
Wen-Dar Chen
Registered Investment	4	$3.3 billion	--	$ --
Companies
Other Pooled Investment	0	$ --	--	$ --
Vehicles
Other Accounts	4	$109,000	--	$ --
Victor Mostrowski
Registered Investment	5	$3.5 billion	--	$ --
Companies
Other Pooled Investment	0	$ --	--	$ --
Vehicles
Other Accounts	0	$ --	--	$ --

The following information replaces the section entitled "PORTFOLIO MANAGERS—C. Compensation—Fixed Income Fund—The Manager—Bonus" on page 71 of the Fund’s Statement of Additional Information.

Bonus:

Early and Mostrowski: Due to transitioning of responsibilities of these managers, the managers’ bonuses for the past year were guaranteed. It is anticipated that going forward an objective component will be added that is reflective of account performance relative to an appropriate peer group or database.

Chow, Perkins, Chen, and Grillo: Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is first determined by mathematical equation based on all assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 50%-70% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper peer group percentile ranking on a one-year and three-year basis, equally weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases on a one-year and three-year basis, with three-year performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile over the three-year period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 30%-50% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

All references to Ryan K. Brist, Stephen R. Cianci, and Timothy L. Rabe are hereby removed from the Fund’s Statement of Additional Information.

Please keep this Supplement for future reference.

This Supplement is dated June 7, 2007.